UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): February 6, 2006
Builders FirstSource, Inc.
(Exact Name of Registrant as Specified in its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

0-51357	52-2084569

(Commission File Number)	(IRS Employer Identification No.)
2001 Bryan Street, Suite 1600, Dallas, Texas 75201
(Address of Principal Executive Offices, Including Zip Code)
(214) 880-3500
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. Regulation FD Disclosure.
     On February 6, 2006, Builders FirstSource, Inc. (the “Company”) issued the news release attached as Exhibit 99.1 hereto announcing that JLL Partners Fund V, L.P. (“JLL”), an affiliate of the current owners of JLL Building Products, LLC, the Company’s majority stockholder (the “LLC”), and Warburg Pincus Private Equity IX, L.P. (“Warburg”) have entered into a securities purchase agreement whereby they will each acquire 50% of the membership interests of the LLC. The transaction is subject to customary approvals and closing conditions and is expected to close during the first quarter of 2006.
     After the closing of the proposed transaction, the LLC will continue to be the holder of 52.4% of the Company’s common stock. JLL and Warburg will each have beneficial ownership of 26.2% of the Company’s common stock.
ITEM 9.01. Financial Statements and Exhibits.
(c) Exhibits.
See Exhibit Index.
All of the information furnished in this report and the accompanying exhibit shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended.
Cautionary Notice
Statements in this report and the exhibit hereto which are not purely historical facts or which necessarily depend upon future events, including statements about the anticipated benefits of the proposed transaction to Builders FirstSource, Inc. or other statements about anticipations, beliefs, expectations, hopes, intentions or strategies for the future, may be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Readers are cautioned not to place undue reliance on forward-looking statements. All forward-looking statements are based upon information available to Builders FirstSource, Inc. on the date this release was submitted. Builders FirstSource, Inc. undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Any forward-looking statements involve risks and uncertainties that could cause actual events or results to differ materially from the events or results described in the forward-looking statements, including risks or uncertainties inherent in the government review of the proposed transaction under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, or risks related to the Company’s revenues and operating results being highly dependent on, among other things, the homebuilding industry, lumber prices and the economy. Builders FirstSource, Inc. may not succeed in addressing these and other risks. Further information regarding factors that could affect our financial and other results can be found in the risk factors section of Builders FirstSource, Inc.’s most recent filing on Form S-4/A with the Securities and Exchange Commission. Consequently, all forward-looking statements in this report and the exhibit hereto are qualified by the factors, risks and uncertainties contained therein.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

BUILDERS FIRSTSOURCE, INC.
By:	/s/ Donald F. McAleenan
	Name:	Donald F. McAleenan
	Title:	Senior Vice President, General Counsel and Secretary

     Dated: February 6, 2006

EXHIBIT INDEX

Exhibit No.	Description

99.1	News Release Reporting the JLL/Warburg transaction, issued by Builders FirstSource, Inc. on February 6, 2006